Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Supplement dated December 18, 2024
to the

Alexis Practical Tactical ETF (LEXI)
(the "Fund")
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated September 30, 2024
a series of Listed Funds Trust

Effective immediately, the Fund has transferred their primary listing to the NASDAQ Stock Market, LLC and is no longer listed on the NYSE Arca, Inc. All references in the Fund’s Summary Prospectus, the Fund's Prospectus, and the Fund's SAI to the Fund’s shares being listed on the NYSE Arca, Inc. are hereby changed to refer to the NASDAQ Stock Market, LLC.

Please retain this supplement with your Summary Prospectus, Prospectus, and
SAI for future reference.